                             FOR MORE INFORMATION

                Existing Shareholders or Prospective Investors

               Call your financial consultant or (800) 444-1854 from 8:30 a.m. to 5:00 p.m. eastern standard time, Monday through Friday.

                     Hilliard-Lyons Government Fund, Inc.

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202

               Investment Adviser, Administrator and Distributor

                     J. J. B. Hilliard, W. L. Lyons, Inc.
                             Hilliard Lyons Center
                        Louisville, Kentucky 40202-2517

                         Custodian and Transfer Agent

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02266

                                 Legal Counsel

                             Frost Brown Todd LLC
                            400 West Market Street
                          Louisville, Kentucky 40202

                             Independent Auditors

                            Deloitte & Touche, LLP
                              200 Berkeley Street
                       Boston, Massachusetts 02116-5022

[LOGO] Hilliard-Lyons Government Fund, Inc.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

   Hilliard-Lyons Government Fund, Inc. (the "Fund") is an open-ended, diversified management investment company. Its goal is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital. The Fund seeks to achieve its goals by investing exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements collateralized by such securities, or in a combination of both.

   As with all mutual funds, the Securities and Exchange Commission ("SEC") has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                   This prospectus is dated January 1, 2004.

                               TABLE OF CONTENTS

                                                           Page
                                                           ----
                 RISK/RETURN SUMMARY......................   3
                 ANNUAL PERFORMANCE.......................   4
                 AVERAGE ANNUAL TOTAL RETURNS.............   5
                 FEES AND EXPENSES OF THE FUND............   5
                 INVESTMENT OBJECTIVES, POLICIES AND RISKS   6
                    Investment Objectives.................   6
                    Investment Policies...................   6
                    Investment Risks......................   7
                 MANAGEMENT OF THE FUND...................   7
                    Directors.............................   7
                    Investment Adviser....................   7
                    Distributor...........................   8
                    Portfolio Management..................   8
                 SHAREHOLDER INFORMATION..................   8
                    Pricing of the Fund's Shares..........   8
                    Purchasing Shares.....................   9
                    Redemption of Shares..................  10
                    Dividends and Distributions...........  11
                    Tax Consequences......................  11
                    Privacy Notice........................  12
                 FINANCIAL HIGHLIGHTS.....................  13

   No dealer, sales person or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

   This section highlights key information about the Hilliard-Lyons Government Fund, Inc., which we refer to as "the Fund." Additional information follows this summary.

   Fund Investment Objectives. The Fund seeks preservation of capital, liquidity and the highest possible level of current income consistent with these objectives.

   Principal Investment Strategies. The Fund seeks to meet its investment objectives by investing its assets, under normal circumstances, exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities which, except for securities covered by repurchase agreements, will mature in six months or less or in repurchase agreements collateralized by such securities, or in a combination of both.

   Principal Investment Risks. The Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner. Credit risk, which has the potential to hurt the Fund's performance, should be low for the Fund. The Fund is also subject to interest rate risk, which is the risk that prices of fixed income securities generally decrease when interest rates increase. The Fund is also subject to redemption risk, which is the risk that due to the high demand for redemptions, some of the Fund's portfolio may be liquidated prior to maturity.

   Certain securities issued by agencies and instrumentalities of the U.S. Government in which the Fund may invest are backed by the full faith and credit of the U.S. Government, but others are not insured nor guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, by the credit of the issuing agency, instrumentality or corporation, or by the U.S. in some other way.

   Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              ANNUAL PERFORMANCE

   A number of factors--including risk--affect how the Fund performs. The following bar chart shows the annual returns of the Fund's shares for the past ten calendar years. The table following the bar chart shows the average annual total returns of the Fund for the periods shown. The bar chart and table demonstrate how the Fund's performance has varied and gives some indication of the risk of investing in the Fund.1 Past performance does not mean that the Fund will achieve similar results in the future.
                                    [CHART]

Annual Performance

1993 2.49%
1994 3.48%
1995 5.29%
1996 4.84%
1997 5.05%
1998 5.02%
1999 4.70%
2000 5.94%
2001 3.86%
2002 0.91%

   During the ten year period shown in the bar chart, the highest quarterly return was 1.54% (for the quarter ended September 30, 2000) and the lowest quarterly return was .21% (for the quarter ended December 31, 2002).
--------
1The Fund's returns are after deduction of expenses. The total return of the Fund's shares from January 1, 2003 to September 30, 2003 was .39%.

                         AVERAGE ANNUAL TOTAL RETURNS

Average Annual Total Returns for the   Past      Past      Past
  Periods Ended December 31, 2002    One Year Five Years Ten Years
------------------------------------ -------- ---------- ---------
Hilliard-Lyons Government Fund, Inc.   .91%     4.42%      5.02%

   The Fund's 7-day yield on August 31, 2003 was .49%. For the Fund's current yield, call toll-free (800) 444-1854.

                         FEES AND EXPENSES OF THE FUND

   The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your investment. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses:
  (as a percentage of average net assets)
 Management Fee.......................... .29%(1)
 Distribution (Rule 12b-1) Fee........... None
 Other Expenses.......................... .48%

                                          ----
 Total Operating Expenses................ .77%(1)

                                          ====

/1/ Beginning April 1, 2003, the Adviser voluntarily agreed to waive a portion of its fees payable under the Investment Advisory Agreement. For the fiscal year ended August 31, 2003, the ratios of management fees and total operating expenses to average daily net assets after the fee waiver were .21% and .69%, respectively. The Adviser may discontinue or modify the waiver at its discretion.

                               -----------------

   Example. This table is provided to assist an investor in understanding the various costs and expenses that an investor will bear, directly or indirectly, as a shareholder of the Fund and it is intended to help an investor compare the cost of investing in the Fund with the cost of investing in other mutual funds. It should not be considered a representation of past or future expenses, as actual expenses fluctuate and may be greater or less than these shown. While the example assumes a 5% annual return each year and that the Fund's (estimated) operating expenses remain the same, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

   You would pay the following total expenses on a $10,000 investment, assuming 5% annual return and redemption at the end of each time period.

1 Year 3 Years 5 Years 10 Years
------ ------- ------- --------
 $79    $246    $428     $955

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

   Investment Objectives. The Fund seeks preservation of capital, liquidity and the highest possible level of current income consistent with these objectives. The Fund can change these objectives only with prior shareholder approval. There is no guarantee that the Fund's objectives will be attained.

   Investment Policies. The Fund has adopted a policy of investing its assets exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities which, except for securities covered by repurchase agreements, will mature in six months or less or in repurchase agreements collateralized by such securities or in a combination of both. Securities subject to repurchase agreements may bear maturities in excess of six months, but the term of the repurchase agreement is no longer than six months. The Fund will not enter into a repurchase agreement having a duration of more than seven business days if, as a result, more than 10% of the value of the Fund's total assets would be so invested.

   The types of U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury obligations, which differ primarily in their interest rates and lengths of maturities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities.

   Obligations of certain of these agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, are supported only by the credit of the instrumentality. The Fund normally holds its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest, if held to maturity.

   The Fund may purchase the above-described debt securities outright or invest in securities by means of repurchase agreements with any member bank of the Federal Reserve System and dealers with which the Federal Reserve conducts open market transactions. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires ownership of an obligation (debt security) and the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or a few days, although it may extend over a number of months not to exceed six months from its delivery. The resale price is in excess of the purchase price, reflecting an agreed upon rate of interest, which is effective for the period of time the Fund holds the purchased security and is not related to the coupon rate on the purchased security. Repurchase agreements may be considered loans to the sellers collateralized by the underlying securities.

   In pursuing its objectives, the Fund may engage in trading activity in order to take advantage of opportunities to enhance yield, protect principal or improve liquidity. This trading activity, and the relatively short maturity of the obligations purchased by the Fund, may result in high portfolio turnover, but such turnover should not increase the Fund's expenses since there are normally no brokerage commissions paid in connection with the purchase or sale of the types of securities in which the Fund invests.

   The yield differential between the securities the Fund invests in and other high quality, short-term investments such as certificates of deposit, bankers' acceptances and high-grade commercial paper is normally quite small. Should this differential widen to in excess of 1 3/4%, management may recommend to the Fund's

Board of Directors that it consider authorizing investments in securities other than those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities.

   At all times during its most recent fiscal year ended August 31, 2003, the Fund's net assets were invested exclusively in securities issued by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities, or a combination of both. Under normal circumstances, the Fund exclusively invests its net assets in such securities and repurchase agreements.

   The Fund is managed so that the average maturity of all its investments does not exceed 90 days. The average maturity of the Fund's investments at any specific point in time is determined by the Fund's investment adviser based on an assessment of existing and prospective money market conditions. The weighted average maturity of the portfolio on August 31, 2003 was 60 days.

   Investment Risks. The Fund endeavors to exercise due care in the selection of its portfolio securities, and the risks associated with the securities the Fund purchases are nominal. Nevertheless, an investment in the Fund is not completely risk-free. Under a repurchase agreement, the Fund's risk is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the opinion of management, however, such risk is not material because in the event of default the securities underlying the repurchase agreement serve as collateral for the seller's repurchase obligation and the market value of such underlying securities will at all times equal or exceed the face amount of the seller's obligation, including the accrued interest earned thereon. The Fund's portfolio can depreciate in value if short-term interest rates increase. There is also a risk that demand for redemptions may require that some of the Fund's portfolio be liquidated prior to maturity at a price less than original cost, face amount or maturity value. If these events occur, they could cause a reduction in the net asset value ("NAV") of the Fund's shares and a loss to the Fund's shareholders.

                            MANAGEMENT OF THE FUND

   Directors. The business and affairs of the Fund are managed under the direction of its Board of Directors. The Statement of Additional Information contains general background information about each director and officer of the Fund.

   Investment Adviser. The Fund's investment adviser is J.J.B. Hilliard, W.L. Lyons, Inc. (the "Adviser") or ("Hilliard-Lyons"). The Adviser is a wholly owned subsidiary of PNC Financial Services Group, Inc. ("PNC"). The Adviser has its principal offices at Hilliard Lyons Center, Louisville, Kentucky 40202. PNC, a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial service organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. The Adviser has been retained by the Fund as its investment adviser under an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. The Agreement also requires the Adviser to furnish office facilities to the Fund at its own expense and to pay certain other expenses of the Fund.

   The Adviser is a registered broker-dealer and a member of the New York, American and Chicago Stock Exchanges, the Chicago Board Options Exchange and the National Association of Securities Dealers, Inc. The Adviser maintains an Asset Management Department and is registered with the Securities and Exchange Commission as an investment adviser, rendering advice to both individual and institutional clients. Assets under management in this department on November 30, 2003 were over $3,100,000,000.

   For the services the Adviser renders, and the facilities it furnishes, the Fund pays the Adviser an annual advisory fee. The annual advisory fee earned for the fiscal year ended August 31, 2003 was .29% of the Fund's average daily net assets for that fiscal year. Beginning April 1, 2003, the Adviser voluntarily agreed to waive a portion of its fee payable under the Investment Advisory Agreement. For the fiscal year ended August 31, 2003, the advisory fee paid was .21% of the Fund's average daily net assets.

   In the past, the Adviser has performed accounting and other services, which were not specifically covered by the Agreement, at no additional cost to the Fund. The Adviser is no longer able to provide these services at no cost to the Fund in order to remain competitive within the marketplace. Those services are now covered under the shareholder and administration services agreement and the additional costs associated with these services are borne directly by the Fund.

   Certain affiliated persons of the Fund are also affiliated persons of the Adviser. Mr. Joseph C. Curry, Jr., President of the Fund, is a Senior Vice President of the Adviser. Ms. Dianna P. Wengler, Vice President and Treasurer of the Fund, is a Vice President of the Adviser.

   Distributor. The Adviser, Hilliard Lyons Center, Louisville, Kentucky 40202, acts as the principal distributor of the Fund's shares. PNC Investments and the Adviser have entered into a Broker-Dealer Agreement to sell shares of the Fund.

   Portfolio Management. Ms. Dianna P. Wengler is the portfolio manager of the Fund. Ms. Wengler is Vice President and Treasurer of the Fund, as well as a Vice President of the Adviser. Ms. Wengler has managed the Fund for the past twenty years.

                            SHAREHOLDER INFORMATION

   Pricing of the Fund's Shares. The price of the Fund's shares is based on its NAV. The NAV per share of the Fund for purposes of pricing orders for both the purchase and redemption of Fund shares is determined once daily on each day except Saturdays, Sundays and certain legal holidays as further described in the Statement of Additional Information. NAV is determined as of 12:00 noon Boston time for the purpose of pricing orders received prior to that time. NAV per share is calculated by adding the value of all securities in the portfolio and other assets, subtracting liabilities and dividing by the number of shares outstanding. Expenses, including the fees payable to the Adviser, are accrued daily.

   Portfolio securities are valued using the amortized cost method.

   Since realized and unrealized changes in the value of the Fund's portfolio securities are ordinarily reflected in dividends rather than NAV per share, such NAV per share will ordinarily be maintained at $1.00.

   Purchasing Shares. The Fund's shares are offered in all 50 states and the District of Columbia. Shareholders may purchase shares of the Fund through the Adviser or PNC Investments. For information on how to purchase shares of the Fund through PNC Investments, please contact a PNC broker. Orders for the Fund's shares may be placed through the Adviser as follows:

           Initial Investment. To open an account, complete and mail to J. J.
        B. Hilliard, W. L. Lyons, Inc., Hilliard Lyons Center, Louisville, Kentucky 40202, an application together with a check made payable to Hilliard-Lyons. The minimum initial investment is $1000. An account with the Fund can also be opened in person at any office of Hilliard-Lyons. To shorten the time before the purchase becomes effective, payment may be made with immediately available funds on account at Hilliard-Lyons, including the proceeds of a trade that has completely settled on a prior day which therefore are immediately available to Hilliard-Lyons.

           For assistance in opening an account, contact a financial consultant of the Adviser. For convenience in effecting purchases and redemptions of Fund shares, an account will automatically be opened at the Adviser for each investor opening an account with the Fund.

           Subsequent Investments. Subsequent investments may be made by sending a check payable to Hilliard-Lyons, accompanied by a letter indicating the dollar value of the shares to be purchased and identifying the Fund, the account number, and the name or names in which the account is registered to Hilliard-Lyons, P.O. Box 32760, Louisville, Kentucky 40232. A shareholder also may deliver a check payable to the Fund to any office of Hilliard-Lyons and thereby add to his account, or may instruct Hilliard-Lyons in writing, by telephone or in person to purchase Fund shares with immediately available funds on account at Hilliard-Lyons. Shareholders who have brokerage accounts with the Adviser may participate in a "sweep" program whereby the Adviser automatically invests their account dividends and interest income in Fund shares on a daily basis, thus avoiding loss of interest from idle cash. To participate in the "sweep" program, shareholders should contact a financial consultant of the Adviser.

   If a shareholder does not have an account with Hilliard-Lyons, they may call: (800) 444-1854.

   The Fund is offering its shares without sales charge at a public offering price equal to the NAV next determined after receipt of a purchase order. If Federal funds are available to the Adviser before 12:00 noon Boston time on any business day, the purchase order will be effective on that day. If Federal funds are available to the Adviser after 12:00 noon on any business day, the purchase order will be effective on the next business day. (For purposes of this prospectus, the term "business day" means every day that the NAV of the Fund is calculated.)

   Checks delivered to the Adviser for investment in shares of the Fund normally do not become converted into Federal funds available to the Adviser until approximately two business days after the check is deposited. If Hilliard-Lyons is instructed to purchase shares with immediately available funds on account at Hilliard-Lyons, Federal funds will be available to Hilliard-Lyons at the time it receives the instruction. A wire transfer of Federal funds will be available to Hilliard-Lyons at the time the Custodian receives the wire transfer. Each order accepted will be fully invested in whole and fractional shares.

   Each investment is confirmed by a monthly statement which provides the details of any transactions that took place that month. The information furnished includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned.

   The shares which a shareholder purchases are held in an open account, thereby relieving the shareholder of the responsibility of providing for the safekeeping of a negotiable share certificate. Shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

   If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited from or restricted in the manner of placing further orders.

   The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons.

   Redemption of Shares. Shareholders may redeem shares of the Fund at their NAV. A shareholder may elect to use either the telephone or mail redemption procedures or, if checks have been issued in respect of the shareholder's account, redemption by check. If a shareholder desires to utilize check redemption procedures this should be indicated on the shareholder's Fund application. The redemption price will be the NAV per share of the Fund next determined after receipt by the Adviser of a redemption request in proper form or, with respect to redemption by telephone, at the NAV per share next determined after receipt of a redemption request by the Adviser.

           Redemption by Telephone. A shareholder may withdraw any amount in excess of $100 from his account by calling the Adviser at (800) 444-1854. If the redemption request is received at any office of the Adviser before 12:00 noon Boston time on any business day, the redemption order will be forwarded to the Custodian and the redemption will be effective as of 12:00 noon Boston time on that day. If the redemption request is received at any office of the Adviser after 12:00 noon Boston time, the redemption will be effective on the following business day.

           Redemption by Mail. To redeem shares by mail, a shareholder must submit a written redemption request to Hilliard-Lyons, P.O. Box 32760, Louisville, Kentucky 40232, in proper form, specifying the number of shares to be redeemed and signed by the shareholder(s) in the same way as the account is registered, with signature(s) guaranteed by a member firm of the New York Stock Exchange or by a commercial bank or trust company (not a savings bank) which is a member of the Federal Deposit Insurance Corporation.

           Redemption by Check. The Fund will provide shareholders, upon request, with forms of checks drawn on the State Street Bank and Trust Company (the "Bank"). The Bank will establish a checking account for the shareholder. These checks may be made payable to any person in any amount of not more than $5,000,000. When such a check is presented to the Bank for payment, the Bank, as the shareholder's agent, will request the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The shareholder will continue earning daily income dividends until the check is cleared and such shares are redeemed.

           Redemption by Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders of the Fund. The Withdrawal Plan allows for monthly or quarterly payments to the participating shareholder in amounts not less than $100. Shareholders desiring to utilize the Withdrawal Plan procedure should so indicate on their Fund application.

           Redemption by the Fund. The Fund reserves the right to redeem shares of your account if you do not maintain a total investment value of more than $1. The Fund may redeem these shares without your permission and will send you the proceeds if these shares are redeemed.

   Redemption is not available for shares purchased by personal or corporate checks which have been on the books of the Fund for less than 5 business days.

   If a shareholder has any questions concerning the procedures for redeeming shares the shareholder should call the Adviser or contact their financial consultant prior to submitting a redemption request.

   Dividends and Distributions. The net income of the Fund is determined as of 12:00 noon Boston time on each day on which the NAV is determined and is declared as a dividend payable to holders of record immediately prior to the time of determination of NAV on such day. Dividends declared since the preceding dividend payment date are distributed monthly. Monthly dividend distributions may be reinvested in additional shares or paid in cash, as the shareholder requests, and are payable to shareholders as of the fifteenth day of each month if the fifteenth is a day on which the net asset value is determined, or, if not, as of the preceding day on which the net asset value is determined. A monthly statement summarizing account activity will be mailed to each shareholder who has elected to receive dividends in additional shares of the Fund. Shareholders who have not elected to invest their dividends in shares of the Fund will receive a check with an attached stub providing information on that dividend. Shares begin earning income at 12:00 noon Boston time on the date the purchase becomes effective. Income earned on weekends, holidays, and other days which are not business days, will be declared as a dividend on the next business day.

   Tax Consequences. The Fund has elected to qualify under the Internal Revenue Code of 1986, as amended ("Code"), as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving it of Federal income tax liability. To qualify for this treatment, it is necessary for the Fund to derive at least 90% of its gross income from dividends, interest and gain from the sale or other disposition of securities and certain other types of passive income; invest in securities within certain limits; and distribute to its shareholders at least 90% of its net income earned in any year.

   Since all net income is being distributed as dividends, it is taxable to shareholders as ordinary income, except for such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits as determined for tax purposes, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares. If the excess described above were to exceed the shareholder's tax basis for his shares, the amount would be treated as gain from the sale or exchange of such shares.

   Dividends paid by the Fund from its net investment income, and distributions of the Fund's net realized short-term capital gains, are taxable to the shareholder whether they are paid in cash or additional shares. The Fund intends to make distributions, most of which will be taxed as ordinary income although the Fund may occasionally make distributions which will be taxed as capital gains as well. At present, no portion of the dividends paid by the Fund is expected to qualify for the dividends received deduction for corporations. To avoid being subject to a 28% Federal withholding tax on taxable dividends, capital gains distributions and proceeds of redemptions, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

   Information concerning the tax status of dividends and distributions is mailed to shareholders annually.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action, respectively.

   The Fund may be subject to state or local tax in certain jurisdictions where the Fund may be deemed to be doing business. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

   Privacy Notice. We are committed to maintaining your trust and confidence. That is why we want you to understand how we protect your privacy when we collect and use information.

   We obtain non-public personal information about you from:

    . Information we receive from you on applications or other forms such as your name, address and income; and

    . Information about your transactions with us or others such as your broker.

   We do not disclose any non-public personal information about you or our former customers to anyone, except with consent or otherwise permitted by law.

   We restrict access to non-public personal information about you to those employees who need to know that information to provide services to you. We maintain physical, electronic, and procedural safeguards designed to protect your non-public information we collect.

                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help an investor understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The 2003 and 2002 information has been audited by Deloitte and Touche LLP, whose report, along with the Fund's Financial Statements are included in the annual report, which is available on request. Information for the prior years was audited by another independent auditor.

                                                           For the year ended August 31,
                                           ------------------------------------------------------------
                                               2003         2002        2001        2000        1999
                                           ----------    ----------  ----------  ----------  ----------
Net asset value, beginning of year........ $     1.00    $     1.00  $     1.00  $     1.00  $     1.00
                                           ----------    ----------  ----------  ----------  ----------
Net investment income.....................        .01           .01         .05         .05         .05
                                           ----------    ----------  ----------  ----------  ----------
  Total from investment operations........        .01           .01         .05         .05         .05
                                           ----------    ----------  ----------  ----------  ----------

Less distributions:
  From net investment income..............       (.01)         (.01)       (.05)       (.05)       (.05)
                                           ----------    ----------  ----------  ----------  ----------
  Total distributions.....................       (.01)         (.01)       (.05)       (.05)       (.05)
                                           ----------    ----------  ----------  ----------  ----------
Net asset value, end of year.............. $     1.00    $     1.00  $     1.00  $     1.00  $     1.00
                                           ==========    ==========  ==========  ==========  ==========
Total investment return...................       .63%         1.44%       5.14%       5.52%       4.65%
SUPPLEMENTAL DATA
  Net assets, end of year (000's omitted). $1,607,234    $1,667,245  $1,930,645  $1,366,422  $1,108,817

RATIOS TO AVERAGE NET ASSETS
  Operating expenses......................       .69%(a)       .65%        .44%        .48%        .46%
  Net investment income...................       .65%(a)      1.53%       4.92%       5.41%       4.55%

(a) Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the annualized ratios of expenses and net investment income to average net assets would have been .77% and .57%, respectively, for the year ended August 31, 2003.

      [LOGO] Hilliard-Lyons Government Fund, Inc.

                     Hilliard-Lyons Government Fund, Inc.

                                  Prospectus

                                January 1, 2004

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports, which explain the market conditions and the investment strategies significantly affecting the Fund's performance for its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 444-1854 from 8:30 a.m. to 5:00 p.m., eastern standard time, Monday through Friday.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. This information is also available online at the SEC's website (http://www.sec.gov). For more information, please call the SEC at (202) 942-8090. You can also request these materials by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, or by electronic request at the following email address: publicinfo@sec.gov and paying a duplication fee.

                        Hilliard-Lyons Government Fund

                    Investment Company Act File # 811-3070